Fourth Quarter 2009 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Forward-looking Statements and Associated Risk
Factors
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private
Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in the forward-
looking statements. These factors include, but are not limited to: general economic conditions, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets and real estate markets or the banking industry; changes in interest rates, which  may affect our net income, prepayment penalty income, and other future cash flows, or the market value of our assets, including our investment securities; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in our credit ratings or in our ability to access the capital markets; changes in our customer base or in the financial or operating performances of our customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or securities portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the ability to successfully integrate any assets, liabilities, customers, systems and management personnel we may acquire, including those acquired in the AmTrust transaction, into our operations and our ability to realize related revenue synergies and cost savings within expected time frames; our ability to retain key members of management; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan or other systems; any interruption in customer service due to circumstances beyond our control; potential exposure to unknown or contingent liabilities of companies we have acquired or target for acquisition, including those of AmTrust; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, those pertaining to banking, securities, taxation, rent regulation and housing, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; additional FDIC special assessments or required assessment prepayments; changes in accounting principles, policies, practices, or guidelines; the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System; war or terrorist activities; and other economic, competitive, governmental, regulatory and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31,
2009, including the section entitled “Risk Factors,” and our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2009, June 30, 2009, and March 31, 2009, on file with the U.S. Securities and Exchange Commission (the “SEC”).
In addition, it should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

New York Community Bancorp, Inc. Page 3
We rank among the nation’s leading financial
institutions.
(a) SNL Financial as of 3/1/10
With assets of $42.2 billion at 12/31/09, we are the 22nd largest bank holding company in the nation.
(a)
With deposits of $22.3 billion at 12/31/09, we rank 24th among the nation’s largest depositories.
(a)
We rank among the top three thrift depositories in nine attractive markets.
(a)
With a portfolio of $16.7 billion at the end of December, we are a leading producer of multi-family loans in New York City.
(a)
With a market cap of $6.8 billion at March 1, 2010, we rank 17th among the nation’s publicly traded banks and thrifts.
(a)

New York Community Bancorp, Inc. Page 4
We have a consistent business model that focuses
on building value while building the Company.
(a) SNL Financial  as of 3/1/10
(b) Please see page 39 for a reconciliation of our GAAP and operating efficiency ratios.
Our total return to shareholders increased at a CAGR of 34.0% from 11/23/93 to
3/1/10.
Multi-family Lending
$25.9 billion of multi-family loans originated since 2000,
including $1.9 billion in 2009.
Strong Credit Standards/
Superior Asset Quality
Net charge-offs represented 0.13% of average loans in 2009,
as compared to 2.85% for the SNL Bank and Thrift Index.
(a)
Efficient Operation
Our operating efficiency ratio has historically ranked in the top
5% of all banks and thrifts and was 36.16% in 2009.
(a)(b)
Growth through
Acquisitions
We completed nine acquisitions from 2000 to 2009, including
our FDIC-assisted acquisition of $11.0 billion in assets and
$8.2 billion in deposits of AmTrust Bank on December 4th.

4th Quarter 2009 Performance Highlights

Performance Highlights:	4Q 2008	4Q 2009	Y-O-Y Change
Operating:			
Earnings [(a)]	$92,442	$97,715	⬆ 5.7%
EPS [(a)]	$0.27	$0.26	⬇ 3.7%
Cash:			
Earnings [(b)]	$115,621	$191,343	⬆ 65.5%
EPS [(b)]	$0.34	$0.51	⬆ 50.0%
Other Key Performance Measures:			
Net interest income	$201,607	$254,465	⬆ 26.2%
Net interest margin	2.87%	3.33%	⬆ 46 bp
Operating efficiency ratio [(c)]	35.94%	35.60%	⬇ 34 bp

New York Community Bancorp, Inc. Page 6
Our 4Q 2009 performance reflects the benefit of the
AmTrust transaction.
(a) Please see page 43 for a reconciliation of our GAAP and operating earnings.
(b) Please see page 44 for a reconciliation of our GAAP and cash earnings.
(c) Please see page 39 for a reconciliation of our GAAP and operating efficiency ratios.
(dollars in thousands, except per share data)

Performance Highlights:	2008	2009	Y-O-Y Change
Operating:			
Earnings [a]	$322,506	$364,650	⬆ 13.1%
EPS [a]	$0.96	$1.03	⬆ 7.3%
Cash:			
Earnings [b]	NM	$494,483	--
EPS [b]	NM	$1.41	--
Other Key Performance Measures:			
Net interest income	$675,495	$905,325	⬆ 34.0%
Net interest margin	2.48%	3.12%	⬆ 64 bp
Operating efficiency ratio [c]	38.89%	36.16%	⬇ 273 bp

New York Community Bancorp, Inc. Page 7
Our 2009 performance was highlighted by significant margin
expansion, operating efficiency, and earnings growth.
(a) Please see page 43 for a reconciliation of our GAAP and operating earnings.
(b) Please see page 44 for a reconciliation of our GAAP and cash earnings.
(c) Please see pages 39 and 40 for a reconciliation of our GAAP and operating efficiency ratios.
(dollars in thousands, except per share data)

At or for the Three Months Ended 12/31/09		At or for the Twelve Months Ended 12/31/09	
Asset Quality:	NYB	SNL Bank & Thrift Index [(a)]	NYB	SNL Bank & Thrift Index [(a)]
Net charge-offs / average loans	**0.04%**	0.79%	**0.13%**	2.85%
Non-performing loans / total loans [(b)]	**2.04**	4.84	**2.04**	4.84
Non-performing assets / total assets	**1.41**	2.60	**1.41**	2.60
Net charge-offs / average loan loss allowance	**8.58**	22.19	**30.30**	82.70

New York Community Bancorp, Inc. Page 8
Our asset quality measures continued to compare
favorably with those of our industry as a whole.
(a) SNL Financial as of 3/1/10
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.

(dollars in thousands)	4Q 2008	3Q 2009	4Q 2009	Linked-quarter Increase (Decrease)	Y-O-Y Increase (Decrease)
Average balance of loans	$21,608,984	$22,763,695	$24,705,898	8.5 %	14.3 %
Average yield on loans	5.92%	5.75%	5.75%	0 bp	(17) bp
Average yield on interest-earning assets	5.83	5.60	5.60	0	(23)
Net interest margin	**2.87**	**3.17**	**3.33**	**16**	**46**
Average cost of borrowed funds	3.90	3.62	3.72	10	(18)
Average cost of interest-bearing deposits	2.40	1.43	1.16	(27)	(124)
Average cost of CDs	3.56	2.40	1.81	(59)	(175)
Average cost of interest-bearing liabilities	3.15	2.58	2.36	(22)	(79)

New York Community Bancorp, Inc. Page 9 The expansion of our net interest margin has been driven by a reduction in our funding costs.

(dollars in billions)	12/31/08	9/30/09	12/31/09	Linked-quarter Increase	Y-O-Y Increase
Tangible equity / tangible assets excluding accumulated other comprehensive loss, net of tax [a]	5.94%	6.25%	7.25%	100 bp	131 bp
Tangible equity / tangible assets [a]	5.66%	6.03%	7.13%	110 bp	147 bp
Tangible stockholders' equity [a]	$1.7	$1.8	$2.8	54.1%	66.6%

New York Community Bancorp, Inc. Page 10
(a) Please see page 41 for a reconciliation of our GAAP and non-GAAP capital measures.
In 2009, our capital measures were strengthened by
our capital management strategies.
Our dividend has been a significant component of our total return to shareholders since our first year of public life.
$864.9 million generated through successful common stock offering in December.
$147.3 million generated in 2009 through sale of shares through our DRP.
$39.1 million generated in August through the exchange of BONUSES units for common shares.
In January 2010, we declared our 24th consecutive quarterly cash dividend of $0.25 per share.

Community Bank				
	12/31/08	9/30/09	12/31/09	Linked-quarter Increase	Y-O-Y Increase
Leverage capital ratio	7.13%	7.42%	9.52%	210 bp	239 bp
Tier 1 risk-based capital ratio	10.65	11.02	13.83	281	318
Total risk-based capital ratio	11.10	11.52	14.35	283	325

	Commercial Bank				
	12/31/08	9/30/09	12/31/09	Linked-quarter Increase	Y-O-Y Increase
Leverage capital ratio	10.33%	10.84%	11.39%	55 bp	106 bp
Tier 1 risk-based capital ratio	12.77	12.49	13.82	133	105
Total risk-based capital ratio	13.23	13.01	14.48	147	125

New York Community Bancorp, Inc. Page 11 Both of our bank subsidiaries are well capitalized institutions.

Our Business Model: Growth through Acquisitions

1. Nov. 2000
Haven Bancorp (HAVN)
Assets: $2.7 billion
Deposits: $2.1 billion
Branches: 44

2. July 2001
Richmond County Financial Corp. (RCBK)
Assets: $3.7 billion
Deposits: $2.5 billion
Branches: 24

3. Oct. 2003
Roslyn Bancorp, Inc. (RSLN)
Assets: $10.4 billion
Deposits: $5.9 billion
Branches: 38

4. Dec. 2005
Long Island Financial Corp. (LICB)
Assets: $562 million
Deposits: $434 million
Branches: 9

5. April 2006
Atlantic Bank of New York (ABNY)
Assets: $2.8 billion
Deposits: $1.8 billion
Branches: 15

6. April 2007
PennFed Financial Services, Inc. (PFSB)
Assets: $2.3 billion
Deposits: $1.6 billion
Branches: 23

7. July 2007
NYC branch network of Doral Bank, FSB (Doral-NYC)
Assets: $485 million
Deposits: $370 million
Branches: 11

8. Oct. 2007
Synergy Financial Group, Inc. (SYNF)
Assets: $892 million
Deposits: $564 million
Branches: 21

9. Dec. 2009
AmTrust Bank
Assets: $11.0 billion
Deposits: $8.2 billion
Branches: 66

New York Community Bancorp, Inc. Page 13
We have completed nine acquisitions since 2000.
Transaction Type
Savings Bank
Commercial Bank
Branch
FDIC-assisted
Note:  The number of branches shown reflects the number of branches in our franchise that stemmed from each transaction.

OUR FRANCHISE:

- Added 66 branches: 25 in south Florida, 29 in northeastern Ohio, and 12 in central Arizona
- Added $8.2 billion in deposits: 53% core and 47% CDs

OUR BALANCE SHEET:

- Improved our funding model
- Increased our loan portfolio with loans of $5 billion--all of which are covered by loss sharing agreements with the FDIC
- Enhanced our liquidity by providing cash and cash equivalents of $4.0 billion and $760 million of AFS securities
- Provided the opportunity to enhance our tangible capital through secondary common stock offering, resulting in a 27% increase in tangible book value per share

OUR EARNINGS CAPACITY:

- Immediately beneficial to our fourth quarter 2009 net interest income, margin, and earnings
- Double-digit earnings accretion expected in the future
- Potential for revenue growth through expanded franchise
- Lower-cost, more stable funding expected to fuel loan growth in our traditional niche

New York Community Bancorp, Inc. Page 14 The AmTrust transaction enhanced our franchise, our balance sheet, and our earnings capacity.

12/31/08	9/30/09	12/31/09
Covered loans / Total loans	0%	0%	17.7%
Securities / Total assets	18.2	16.6	13.6
Loans / Deposits	154.4	159.2	127.2
Deposits / Total assets	44.3	44.0	52.9
Wholesale borrowings / Total assets	38.0	38.8	31.0
Tangible equity / Tangible assets excluding accumulated other comprehensive loss, net of tax [(a)]	5.94	6.25	7.25
Tangible equity / Tangible assets [(a)]	5.66	6.03	7.13

New York Community Bancorp, Inc. Page 15 The AmTrust transaction enhanced several balance sheet measures. (a) Please see page 41 for a reconciliation of our GAAP and non-GAAP capital measures.

New York Community Bancorp, Inc. Page 16
The AmTrust transaction reinforced our position as a
leading financial institution.
(in thousands)
DEPOSITS
Rank Company Total Deposits
1
Bank of America Corporation $991,611,000
2
JPMorgan Chase & Co. 938,367,000
3
Citigroup Inc. 835,903,000
4
Wells Fargo & Company 824,018,000
5
PNC Financial Services Group, Inc. 186,922,000
6
U.S. Bancorp 183,242,000
7
Bank of New York Mellon Corporation 135,050,000
8
SunTrust Banks, Inc. 121,863,566
9
Capital One Financial Corporation 115,809,096
10
BB&T Corporation 114,965,000
11
Regions Financial Corporation 98,680,000
12
State Street Corporation 90,062,000
13
Fifth Third Bancorp 84,305,000
14
KeyCorp 65,571,000
15
Northern Trust Corporation 58,281,300
16
M&T Bank Corporation 47,449,838
17
Zions Bancorporation 41,840,589
18
Marshall & Ilsley Corporation 41,638,000
19
Huntington Bancshares Incorporated 40,493,927
20
Comerica Incorporated 39,665,000
21
Synovus Financial Corp. 27,433,534
22
Popular, Inc. 25,924,900
23
Hudson City Bancorp, Inc. 24,578,048
24
New York Community Bancorp, Inc. 22,316,411
25
City National Corporation 17,379,448
ASSETS
Rank Company Total Assets
1
Bank of America Corporation $2,223,299,000
2
JPMorgan Chase & Co. 2,031,989,000
3
Citigroup Inc. 1,856,646,000
4
Wells Fargo & Company 1,243,646,000
5
U.S. Bancorp 281,176,000
6
PNC Financial Services Group, Inc. 269,863,000
7
Bank of New York Mellon Corporation 212,224,000
8
SunTrust Banks, Inc. 174,164,735
9
Capital One Financial Corporation 169,646,363
10
BB&T Corporation 165,764,000
11
State Street Corporation 157,946,000
12
Regions Financial Corporation 142,318,000
13
Fifth Third Bancorp 113,380,000
14
KeyCorp 93,287,000
15
Northern Trust Corporation 82,141,500
16
M&T Bank Corporation 68,880,399
17
Hudson City Bancorp, Inc. 60,267,760
18
Comerica Incorporated 59,249,000
19
Marshall & Ilsley Corporation 57,210,000
20
Huntington Bancshares Incorporated 51,554,665
21
Zions Bancorporation 51,123,007
22
New York Community Bancorp, Inc. 42,169,174
23
Popular, Inc. 34,736,300
24
Synovus Financial Corp. 32,850,071
25
First Horizon National Corporation 26,068,678
Source:  SNL Financial.  Financial information as of 12/31/09.  Market data as of 3/1/10.
MARKET CAPITALIZATION
Rank Company Market Cap
1
Bank of America Corporation $167,634.8
2
JPMorgan Chase & Co. 166,191.0
3
Wells Fargo & Company 141,692.9
4
Citigroup Inc. 96,536.6
5
U.S. Bancorp 46,939.9
6
Bank of New York Mellon Corporation 34,337.0
7
PNC Financial Services Group, Inc. 27,818.3
8
State Street Corporation 22,257.2
9
BB&T Corporation 19,223.8
10
Capital One Financial Corporation 17,018.9
11
Northern Trust Corporation 12,922.0
12
SunTrust Banks, Inc. 11,804.6
13
Fifth Third Bancorp 9,729.8
14
M&T Bank Corporation 9,233.3
15
Regions Financial Corporation 7,931.1
16
Hudson City Bancorp, Inc. 6,970.5
17
New York Community Bancorp, Inc. 6,770.9
18
KeyCorp 6,123.4
19
People's United Financial, Inc. 5,687.4
20
Comerica Incorporated 5,401.5
21
TFS Financial Corporation (MHC) 3,952.6
22
Marshall & Ilsley Corporation 3,709.3
23 Huntington Bancshares Incorporated 3,438.6
24
Commerce Bancshares, Inc. 3,354.5
25
Cullen/Frost Bankers, Inc. 3,248.2

Other Liabilities $212
Core Deposits $8,697
CDs $5,771
Borrowed Funds $13,864

Other Liabilities $306
Core Deposits $13,263
CDs $9,054
Borrowed Funds $14,165

New York Community Bancorp, Inc. Page 17
The transaction has improved our funding model.
Total liabilities:  $28.5 billion Total liabilities:  $36.8 billion
9/30/09 12/31/09
(in millions)
Total Deposits
$14,468
Total Deposits
$22,316
Deposits/Assets:  44.0% Deposits/Assets:  52.9%

Multi-family
$16,473
CRE
$4,873
Other
$800
1-4 family
$226
ADC
$666

Multi-family
$16,736
Covered loans
$5,016
CRE
$4,987
Other
$772
1-4 family
$216
ADC
$666

New York Community Bancorp, Inc. Page 18
Multi-family loans continue to be our principal asset.
Total loans:  $23.0 billion
9/30/09 12/31/09
Total loans:  $28.3 billion
(in millions)
Covered loans/Total loans:  17.7% Covered loans/Total loans:  0%

New York Community Bancorp, Inc. Page 19
The expansion of our franchise has enabled us to compete
very effectively in the Metro New York market.
(dollars in thousands)
Source:  SNL Financial
SUFFOLK COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co $ 7,809,664 22.13%
2 Capital One Financial Corp. 5,600,937 15.87
3 Astoria Financial Corp. 3,139,029 8.89
4 Citigroup Inc. 2,976,427 8.43
5 HSBC Holdings plc 2,537,513 7.19
6 Bank of America Corp. 2,335,201 6.62
7 NYB 1,654,648 4.69
8 Toronto-Dominion Bank 1,570,122 4.45
9 Smithtown Bancorp 1,504,430 4.26
10 Suffolk Bancorp 1,432,327 4.06
Total for Institutions in Market $35,293,215 100.00%
ESSEX COUNTY, NJ
Rank Institution Deposits
Market
Share
1 Wells Fargo & Co. $ 2,486,983 12.50%
2 NYB 2,356,215 11.84
3 Citigroup Inc. 1,842,398 9.26
4 Bank of America Corp. 1,394,025 7.00
5 Hudson City Bancorp Inc. 1,387,794 6.97
6 JPMorgan Chase & Co 1,342,918 6.75
7 PNC Financial 1,333,746 6.70
8 Investors Bancorp Inc. 1,306,328 6.56
9 Valley National Bancorp 1,300,911 6.54
10 Banco Santander S.A. 1,260,423 6.33
Total for Institutions in Market $19,900,587 100.00%
NASSAU COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $11,207,747 20.64%
2 Citigroup Inc. 7,846,371 14.45
3 Capital One Financial Corp. 6,381,757 11.75
4 Astoria Financial Corp. 5,395,561 9.94
5 NYB 4,355,408 8.02
6 Bank of America Corp. 3,452,847 6.36
7 Toronto-Dominion Bank 3,202,765 5.90
8 HSBC Holdings plc
2,029,364 3.74
9 Flushing Financial Corp.
1,476,584 2.72
10 Signature Bank 1,302,498 2.40
Total for Institutions in Market $54,303,098 100.00%
QUEENS COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $  8,087,934 19.56%
2 Citigroup Inc. 5,962,280 14.42
3 Capital One Financial Corp. 4,695,834 11.36
4 Astoria Financial Corp. 3,102,693 7.51
5 HSBC Holdings plc 2,816,995 6.81
6 NYB 2,610,122 6.31
7 Ridgewood Savings Bank
1,636,138 3.96
8 Toronto-Dominion Bank 1,447,927 3.50
9 Flushing Financial Corp. 1,228,225 2.97
10 Banco Santander S.A. 989,322 2.39
Total for Institutions in Market $41,339,284 100.00%
RICHMOND COUNTY, NY
Rank Institution Deposits
Market
Share
1 Banco Santander S.A. $2,283,684 24.29%
2 JPMorgan Chase & Co. 1,610,747 17.13
3 NYB 1,468,053 15.61
4 Citigroup Inc. 1,096,514 11.66
5 Northfield Bancorp Inc. 831,606 8.84
6 Toronto-Dominion Bank 608,588 6.47
7 Hudson City Bancorp Inc. 543,868 5.78
8 HSBC Holdings plc
273,126 2.90
9 VSB Bancorp Inc.
200,832 2.14
10 Capital One Financial Corp. 178,904 1.90
Total for Institutions in Market $9,403,629 100.00%

New York Community Bancorp, Inc. Page 20
BROWARD, FL
Rank Institution Deposits
Market
Share
1 Bank of America Corp. $ 9,235,515 24.93%
2 Wells Fargo & Co. 6,975,220 18.83
3 SunTrust Banks Inc. 2,598,653 7.02
4 BU Financial Corp. 2,029,268 5.48
5 NYB 1,922,124 5.19
6 JPMorgan Chase & Co. 1,770,043 4.78
7 BankAtlantic Bancorp Inc. 1,759,729 4.75
8 Citigroup Inc. 1,423,041 3.84
9 BB&T Corp. 1,160,341 3.13
10 Regions Financial Corp. 978,090 2.64
Total for Institutions in Market $37,039,343 100.00%
MARICOPA COUNTY, AZ
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $14,124,871 24.30%
2 Wells Fargo & Co. 13,323,033 22.92
3 Bank of America Corp. 12,180,933 20.96
4 Marshall & Ilsley Corp. 2,230,749 3.84
5 Omaha Financial Holdings 1,741,487 3.00
6 Banco Bilbao Vizcaya Arg. 1,473,952 2.54
7 Marquette Financial Cos. 1,452,131 2.50
8 Zions Bancorp 1,435,625 2.47
9 NYB 1,317,025 2.27
10 Northern Trust Corp. 803,700 1.38
Total for Institutions in Market $58,312,638 100.00%
The AmTrust transaction provided us with a strong
presence in Florida, Ohio, and Arizona.
CUYAHOGA, OH
Rank Institution Deposits
Market
Share
1 PNC Financial Services $18,962,110 35.31%
2 KeyCorp 11,434,189 21.29
3 TFS Financial Corp. 4,974,609 9.26
4 Royal Bank of Scotland 4,361,698 8.12
5 Huntington Bancshares 2,686,757 5.00
6 NYB 2,665,503 4.96
7 Fifth Third Bancorp 2,342,482 4.36
8 US Bancorp 1,302,922 2.43
9 Dollar Bank FSB 1,195,648 2.23
10 JPMorgan Chase & Co. 1,037,233 1.93
Total for Institutions in Market $53,700,926 100.00%
PALM BEACH, FL
Rank Institution Deposits
Market
Share
1 Wells Fargo & Co. $  8,992,265 23.10%
2 Bank of America Corp. 5,838,329 15.00
3 PNC Financial 3,039,897 7.81
4 JPMorgan Chase & Co. 2,395,518 6.15
5 NYB 2,214,806 5.69
6 SunTrust Banks Inc. 2,014,685 5.18
7 BU Financial Corp. 1,890,436 4.86
8 Lydian Trust Company 1,237,347 3.18
9 Citigroup Inc. 1,177,343 3.02
10 BB&T Corp. 993,852 2.55
Total for Institutions in Market $38,922,697 100.00%
(dollars in thousands)
Source:  SNL Financial

New York Community Bancorp, Inc.
Member FDIC
New York Community Bank
Member FDIC
New York Commercial Bank
Queens County Savings Bank
Roslyn Savings Bank
Richmond County Savings Bank
Roosevelt Savings Bank
Garden State Community Bank
AmTrust Bank
Ohio Savings Bank
Atlantic Bank

New York Community Bancorp, Inc. Page 21 We now operate our branches through two subsidiary banks and eight local divisions. Community Bank Divisions Commercial Bank Division

Market Served	Community Bank: Traditional Branches	Community Bank: In-store and Campus Branches and Convenience Centers	Commercial Bank: Traditional Branches	Total
New York				
Queens	26	7	10	43
Long Island	32	24	10	66
Staten Island	16	6	--	22
Other New York	5	7	15	27
New Jersey				
Essex	14	--	--	14
Other New Jersey	31	7	--	38
Ohio				
Cuyahoga	21	--	--	21
Other Ohio	8	--	--	8
Florida				
Palm Beach	10	--	--	10
Other Florida	15	--	--	15
Arizona	12	--	--	12
Total	190	51	35	276

New York Community Bancorp, Inc. Page 22 Largely reflecting our acquisition strategy, we currently have 276 locations in five states.

Our Business Model: Multi-family Loan Production

$1,348
$7,368
$9,839
$12,854
$14,529
$14,055
$15,726
$16,736
12/31/99
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09

Portfolio statistics at 12/31/09:

- % of non-covered loans = 71.6%
- Average principal balance = $4.0 million
- Average loan-to-value ratio = 61.0%
- Expected weighted average life = 4.2 years
- 4Q 2009 originations = $494.8 million
- % of total loans originated for portfolio in 4Q 2009 = 56.7%

Terms:

- Years 1-5: Fixed rate tied to the FHLB -NY 5-year fixed advance rate plus a spread
- Years 6-10:
  - Option 1 – Annually adjustable rate at a spread above prime; or
  - Option 2 – Fixed rate at a spread above the fixed advance rate of the FHLB-NY plus 1 point of the then-outstanding loan balance;
  - Both – floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1-5, and again in years 6-10 when Option 2 (fixed rate) is taken
- Recorded as interest income

New York Community Bancorp, Inc. Page 24 (in millions) Multi-family Loan Portfolio Multi-family loans have grown at a CAGR of 28.6% since 12/31/99.

$96
$1,445
$2,141
$2,888
$3,114
$3,826
$4,551
$4,987
12/31/99
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09

Portfolio statistics at 12/31/09:

- % of non-covered loans = 21.3%
- Average principal balance = $2.8 million
- Average loan-to-value ratio = 54.2%
- Expected weighted average life = 3.9 years
- 4Q 2009 originations = $162.9 million
- % of total loans originated for portfolio in 4Q 2009 = 18.7%

Terms:

- Years 1-5: Fixed rate tied to the FHLB -NY 5-year fixed advance rate plus a spread
- Years 6-10:
  - Option 1 – Annually adjustable rate at a spread above prime; or
  - Option 2 – Fixed rate at a spread above the fixed advance rate of the FHLB-NY plus 1 point of the then-outstanding loan balance;
  - Both – floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1-5, and again in years 6-10 when Option 2 (fixed rate) is taken
- Recorded as interest income

New York Community Bancorp, Inc. Page 25 (in millions) Commercial Real Estate Loan Portfolio Our commercial real estate loans feature the same structure as our multi-family loans.

Our Business Model: Asset Quality

2.85%
1.28%
1.50%
1.17%
0.68%
1.63%
0.00%
0.04%
0.07%
0.00%
0.03%
0.13%
1990
1991
1992
2007
2008
2009

New York Community Bancorp, Inc. Page 27
Net Charge-offs / Average Loans
NYB Net Charge-offs: $22,000 $222,000 $458,000 $6.1 million $431,000
Both historically and currently, we have been
distinguished by our low level of net charge-offs.
$29.9 million
NYB SNL Bank and Thrift Index
(a)
(a) SNL Financial as of 3/1/10
Last Credit Cycle Current Credit Cycle

4.00%
2.48%
4.05%
2.10%
3.41%
2.83%
12/31/90
12/31/91
12/31/92
1.45%
0.11%
2.71%
0.51%
4.84%
2.04%
12/31/07
12/31/08
12/31/09

New York Community Bancorp, Inc. Page 28
The quality of our loan portfolio continues to exceed
that of our industry as it has in the past.
(a) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(b) SNL Financial as of 3/1/10
NYB SNL Bank and Thrift Index
(b)
Non-performing Loans / Total Loans
(a)
Last Credit Cycle Current Credit Cycle

56.17%
1.41%
66.35%
11.20%
48.95%
9.72%
1990
1991
1992
49.59%
0.49%
59.72%
6.62%
82.70%
30.30%
2007
2008
2009

New York Community Bancorp, Inc. Page 29
(a) SNL Financial as of 3/1/10
Net Charge-offs / Average Loan Loss Allowance
Historically and currently, our charge-offs represent a smaller percentage of our loan loss allowance compared to our industry peers.
NYB SNL Bank and Thrift Index
(a)
Last Credit Cycle Current Credit Cycle

New York Community Bancorp, Inc. Page 30
Historically and currently, few of our non-performing loans
have resulted in charge-offs.
NYB
At or for the Twelve Months Ended December 31,
Last Credit Cycle Current Credit Cycle
1990 1991 1992 2007 2008 2009
NPLs / Total Loans
(a) 2.48% 2.10% 2.83% 0.11% 0.51% 2.04%
NCOs / Average Loans 0.00% 0.04% 0.07% 0.00% 0.03% 0.13%
Difference 248 bp 206 bp 276 bp 11 bp 48 bp 191 bp
(a) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(b) SNL Financial as of 3/1/10
SNL BANK & THRIFT INDEX
(b)
NPLs / Total Loans
(a)
4.00% 4.05% 3.41% 1.45% 2.71% 4.84%
NCOs / Average Loans 1.28% 1.50% 1.17% 0.68% 1.63% 2.85%
Difference 272 bp 255 bp 224 bp 77 bp 108 bp 199 bp

Conservative Underwriting

- Conservative loan-to-value (“LTV”) ratios
- Conservative debt coverage ratio: 120%, except for commercial real estate (“CRE”) loans: 130%
- Multi-family and CRE loans are based on the *lower* of economic or market value.

Active Board Involvement

- All loans are approved by the Mortgage or Credit Committee (a majority of the Board of Directors).
- A member of the Mortgage or Credit Committee participates in inspections on multi-family loans in excess of $4.0 million, and CRE and acquisition, development, and construction (“ADC”) loans in excess of $2.5 million.

Multiple Appraisals

- All properties are appraised by independent appraisers.
- All independent appraisals are reviewed by in-house appraisal officers.

Reduced Lending in Higher-risk Portfolios

- Since 3Q 2007, ADC loans have generally consisted of advances that were committed prior to the weakening of the economy.
- ADC and C&I loans declined 14.2% and 8.3%, respectively, in 2009.

New York Community Bancorp, Inc. Page 31 The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.

New York Community Bancorp, Inc. Page 32
While NPLs have increased in the wake of the economic crisis, they represent a small percentage of our loan portfolio.
Loan Type
Non-Performing Loans
as a Percent of Total Loans at
December 31, 2009
Multi-family 1.38%
Commercial real estate 0.25
Acquisition, development, and construction 0.28
Commercial and industrial 0.07
One- to four-family 0.05
Other 0.01
Total loan portfolio 2.04%

Our Business Model: Efficiency

Efficiency Ratio
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
59.05%
57.76%
59.25%
60.65%
62.56%
56.91%
21.46%
28.86%
37.59%
41.18%
38.89%
36.16%
2004
2005
2006
2007
2008
2009

New York Community Bancorp, Inc. Page 34
Our operating efficiency ratio was 36.16% (a) in 2009, well below the SNL Bank and Thrift Index efficiency ratio of 56.91%. (b)
(a) Please see pages 39 and 40 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL Financial as of 3/1/10
NYB
(a)
SNL Bank and Thrift Index
(b)

Total Return on Investment

3,025%
2,885%
2,754%
2,479%
2,059%
717%
615%
462%
240%
213%
207%
218%
11/23/93
12/31/99
12/31/06
12/31/07
12/31/08
12/31/09
3/1/10

New York Community Bancorp, Inc. Page 36
Total Return on Investment
NYB
(b)
(a) SNL Financial
(b) Bloomberg
As a result of nine stock splits in a span of 10 years, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.
Notwithstanding the decline in the capital markets, our business model has created significant value for our shareholders over time.
SNL Bank & Thrift Index
(a)
Total Return:
32.52%
CAGR since IPO
= 34.0%

Improve Our Performance Metrics

- Increase our revenues
- Continue to expand our net interest margin
- Maintain a strong level of operating efficiency
- Grow our operating earnings

Strengthen Our Franchise

- Engage in accretive acquisitions while enhancing the value of our franchise
- Integrate the data processing systems used by the Community and Commercial Banks

Manage Our Assets and Liabilities

- Grow our loan portfolio
- Monitor and manage our credit risk in order to maintain our record of above-average asset quality
- Reduce our balances of higher-cost wholesale funding and higher-cost retail deposits

Manage Our Capital

- Maintain the strength of our tangible capital measures
- Maintain our quarterly cash dividend at the current amount

New York Community Bancorp, Inc. Page 37 We are committed to building value for our investors. Our Goals

Log onto our web site:	www.myNYCB.com
E-mail requests to:	ir@myNYCB.com
Call Investor Relations at:	(516) 683-4420
Write to:	New York Community Bancorp, Inc. 615 Merrick Avenue Westbury, NY 11590

New York Community Bancorp, Inc. Page 38 3/3/2010 For More Information

New York Community Bancorp, Inc. Page 39
For the Three Months Ended For the Twelve Months Ended
December 31, 2009 December 31, 2008 December 31, 2009
(dollars in thousands) GAAP Operating GAAP Operating GAAP Operating
Total net interest income and non-interest income $417,633 $417,633 $230,630 $230,630 $1,062,964 $1,062,964
Adjustments:
Gain on debt repurchases and exchange -- (4,337) -- (16,036) -- (10,054)
Loss on other-than-temporary impairment of securities 18,464 -- 10,562 -- 96,533
Gain on AmTrust transaction -- (139,607) -- -- -- (139,607)
Gain on termination of servicing hedge -- (3,078) -- -- -- (3,078)
Adjusted total net interest income and non-interest income $417,633 $289,075 $230,630 $225,156 $1,088,030 $1,006,758
Operating expenses $108,098 $108,098 $80,922 $80,922 $384,003 $384,003
Adjustments:
FDIC special assessment -- -- -- -- -- (14,753)
Acquisition-related costs -- (5,185) -- -- -- (5,185)
Adjusted operating expenses $102,913 $80,922 $80,922 $384,003 $364,065
Efficiency ratio 25.88% 35.60% 35.09% 35.94% 36.13% 36.16%
Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the three months ended December 31, 2009 and 2008 and the twelve months ended December 31, 2009:

New York Community Bancorp, Inc. Page 40
Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 1999, 2000,
2001, 2003, 2004, 2005, 2006, 2007, and 2008. For the year ended December 31, 2002, the Company’s GAAP and operating efficiency ratios were the same.
For the Years Ended December 31,
2008 2007 2006 2005 2004 2003 2001 2000 1999
(dollars in thousands) GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating
Total net interest income and
non-interest income $691,024 $691,024 $727,622 $727,622 $650,556 $650,556 $693,068 $693,068 $737,040 $737,040 $668,962 $668,962 $296,431  $296,431 $94,726 $ 94,726  $71,426  $71,426
Adjustments:
Visa-related gain -- (1,647)
Net gain on sale of securities -- -- (1,888) -- -- -- -- -- -- -- -- -- -- -- -- -- --
Loss on mark-to-market of
interest  rate swaps -- -- -- -- -- 6,071 -- -- -- -- -- -- -- -- -- -- -- --
Loss on debt redemption -- (16,962) -- 1,848 -- 1,859 -- -- -- -- -- -- -- -- -- -- -- --
Loss on other-than-temporary
impairment -- 104,317 -- 56,958 -- -- -- -- -- 8,209 -- -- -- -- -- -- -- --
Balance sheet repositioning
charge -- 39,647 -- -- -- -- -- -- -- 157,215 -- -- -- -- -- -- -- --
Gain on sale of bank-owned
property / branches -- -- -- (64,879) -- -- -- -- -- -- -- (37,613) -- (1,500) -- (13,500) -- --
Adjusted total net interest
income and non-interest
income $691,024 $816,379 $727,622 $719,661 $650,556 $658,486 $693,068 $693,068 $737,040 $902,464 $668,962 $631,349 $296,431 $294,931 $94,726 $ 81,226 $71,426 $71,426
Operating expenses $320,818 $320,818 $299,575 $299,575 $256,362 $256,362 $236,621 $236,621 $193,632 $193,632 $169,373 $169,373 $112,757 $112,757 $49,330 $ 49,330 $21,390 $21,390
Adjustments:
FDIC special assessment -- --
Merger-related charge -- -- -- (2,245) -- (5,744) -- (36,588) -- -- -- (20,423) -- (22,800) -- (24,800) -- --
VISA litigation charge -- (3,365) -- (1,000) -- -- -- -- -- -- -- -- -- -- -- -- -- --
Retirement charge -- -- -- -- -- (3,072) -- -- -- -- -- -- -- -- -- -- -- (735)
Curtailment gain -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- 1,600
Adjusted operating expenses $320,818 $317,453 $299,575 $296,330 $256,362 $247,546 $236,621 $200,033 $193,632 $193,632 $169,373 $148,950 $112,757 $  89,957 $49,330 $ 24,530 $21,390 $22,255
Efficiency ratio 46.43% 38.89% 41.17% 41.18% 39.41% 37.59% 34.14% 28.86% 26.27% 21.46% 25.32% 23.59% 38.04% 30.50% 52.08% 30.20% 29.95% 31.16%

New York Community Bancorp, Inc. Page 41
Dec. 31, Sept. 30, December 31,
(dollars in thousands)
2009
2009
2008 2007 2006 2005 2004
Total stockholders’ equity
$ 5,366,902
$ 4,340,539
$  4,219,246 $  4,182,313 $  3,689,837  $  3,324,877 $  3,186,414
Less: Goodwill (2,436,401) (2,436,401) (2,436,401) (2,437,404) (2,148,108)  (1,980,689) (1,951,438)
  Core deposit intangibles (105,764) (71,205) (87,780) (111,123) (106,381) (86,533) (87,553)
Tangible stockholders’ equity
$ 2,824,737
$ 1,832,933
$  1,695,065 $  1,633,786 $  1,435,348 $  1,257,655 $  1,147,423
Total assets  $42,153,869 $32,884,468 $32,466,906 $30,579,822 $28,482,370 $26,283,705 $24,037,826
Less: Goodwill (2,436,401) (2,436,401) (2,436,401) (2,437,404) (2,148,108)  (1,980,689) (1,951,438)
  Core deposit intangibles (105,764) (71,205) (87,780) (111,123) (106,381) (86,533) (87,553)
Tangible assets
$39,611,704
$30,376,862
$29,942,725 $28,031,295 $26,227,881 $24,216,483 $21,998,835
Stockholders’ equity to total assets 12.73% 13.20% 13.00% 13.68% 12.95% 12.65% 13.26%
Tangible stockholders’ equity to tangible assets 7.13% 6.03% 5.66% 5.83% 5.47% 5.19% 5.22%
Tangible stockholders’ equity $2,824,737 $1,832,933 $1,695,065 $1,633,786 $1,435,348 $1,257,655 $1,147,423
Accumulated other comprehensive loss, net of tax 49,903 68,394 87,319 21,315 68,053 55,857 40,697
Adjusted tangible stockholders’ equity
$2,874,640
$1,901,327
$1,782,384 $1,655,101 $1,503,401 $1,313,512 $1,188,120
Tangible assets $39,611,704 $30,376,862 $29,942,725 $28,031,295 $26,227,881 $24,216,483 $21,998,835
Accumulated other comprehensive loss, net of tax 49,903 68,394 87,319 21,315 68,053 55,857 40,697
Adjusted tangible assets
$39,661,607
$30,445,256
$30,030,044 $28,052,610 $26,295,394 $24,272,340 $22,039,532
Adjusted tangible stockholders’ equity to adjusted
tangible assets  7.25% 6.25%
5.94% 5.90% 5.72%
5.41%
5.39%
Reconciliation of GAAP and Non-GAAP Capital
Measures
Please see the following page for reconciliations at December 31, 1999, 2000, 2001, 2002, and 2003.
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’ equity;
total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 2004, 2005, 2006, 2007, and 2008 and
September 30 and December 31, 2009:

New York Community Bancorp, Inc. Page 42

December 31,
(dollars in thousands)
2003 2002 2001 2000 1999
Total stockholders’ equity
$  2,868,657 $1,323,512 $  983,134 $  307,410 $137,141
Less: Goodwill (1,918,353) (624,518) (614,653) (118,070) --
  Core deposit intangibles (98,993) (51,500) (57,500) -- --
Tangible stockholders’ equity
$     851,311 $   647,494 $  310,981 $  189,340 $137,141
Total assets  $23,441,337 $11,313,092 $9,202,635 $4,710,785 $1,906,835
Less: Goodwill (1,918,353) (624,518) (614,653) (118,070) --
  Core deposit intangibles (98,993) (51,500) (57,500) -- --
Tangible assets
$21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Stockholders’ equity to total assets 12.24% 11.70% 10.68% 6.53% 7.19%
Tangible stockholders’ equity to tangible assets 3.97% 6.09% 3.65% 4.12% 7.19%
Tangible stockholders’ equity $851,311 $647,494 $310,981 $189,340 $137,141
Accumulated other comprehensive loss (gain), net of tax 34,640 (34,852) (3,715) (820) --
Adjusted tangible stockholders’ equity
$885,951 $612,642 $307,266 $188,520 $137,141
Tangible assets $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Accumulated other comprehensive loss (gain), net of tax 34,640 (34,852) (3,715) (820) --
Adjusted tangible assets
$21,458,631 $10,602,222 $8,526,767 $4,591,895 $1,906,835
Adjusted tangible stockholders’ equity to adjusted tangible assets  4.13% 5.78% 3.60% 4.11% 7.19%
Reconciliation of GAAP and Non-GAAP Capital
Measures
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’ equity;
total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, and 2003:

New York Community Bancorp, Inc. Page 43
The following table presents reconciliations of the Company’s GAAP and operating earnings for the three and twelve months ended December 31,
2008 and 2009:
Reconciliation of GAAP and Operating Earnings
For the Three Months Ended For the Twelve Months Ended
Dec. 31, Dec. 31, Dec. 31, Dec. 31,
(in thousands, except per share data) 2009 2008 2009 2008
GAAP Earnings $ 154,936 $102,232 $ 398,646 $   77,884
Adjustments to GAAP earnings:
Gain on AmTrust transaction (139,607) -- (139,607) --
Loss on OTTI of securities 43,530 10,562 96,533 104,317
Gain on debt repurchases/exchange  (4,337) (16,036) (10,054) (16,962)
Acquisition-related costs 7,530 -- 7,530 --
Gain on termination of servicing hedge (3,078) -- (3,078) --
FDIC special assessment -- -- 14,753 --
Resolution of tax audits -- -- (14,337) --
Debt repositioning charge -- -- -- 325,016
Litigation settlement charge -- -- -- 3,365
Visa-related gain -- -- -- (1,647)
Income tax effect 38,741 (4,316) 14,264 (169,467)
Operating earnings $   97,715 $  92,442 $ 364,650 $ 322,506
Diluted GAAP Earnings per Share $ 0.41 $ 0.30 $ 1.13 $ 0.23
Adjustments to diluted GAAP earnings per share:
Gain on AmTrust transaction (0.22) -- (0.24) --
Loss on OTTI of securities 0.07 0.02 0.16 0.19
Gain on debt repurchases/exchange (0.01) (0.05) (0.02) (0.06)
Acquisition-related costs 0.01 -- 0.01 --
Gain on termination of servicing hedge -- -- -- --
FDIC special assessment -- -- 0.03 --
Resolution of tax audits -- -- (0.04) --
Debt repositioning charge -- -- -- 0.60
Litigation settlement charge -- -- -- 0.01
Visa-related gain -- -- -- (0.01)
Diluted operating earnings per share $ 0.26 $ 0.27 $ 1.03 $ 0.96

New York Community Bancorp, Inc. Page 44
Reconciliation of GAAP and Cash Earnings
(in thousands, except per share data)
For the Three Months Ended For the Twelve Months Ended
Dec. 31, 2009 Dec. 31, 2009 Dec. 31, 2008
GAAP Earnings $154,936 $102,232 $398,646
Additional contributions to tangible stockholders’ equity:
Amortization and appreciation of shares held in stock-related benefit plans 3,355 3,236 13,252
Associated tax effects 216 (2,071) 4,010
Dividends on unallocated ESOP shares 158 245 631
Amortization of core deposit intangibles 6,237 5,733 22,812
Gain on debt exchange -- -- (3,381)
Loss on OTTI of securities 26,441 6,246 58,513
Total additional contributions to tangible stockholders’ equity 36,407 13,389 95,837
Cash earnings $191,343 $115,621 $494,483
Diluted GAAP Earnings per Share $0.41 $ 0.30 $ 1.13
Additional contributions to diluted GAAP earnings per share:
Amortization and appreciation of shares held in stock-related benefit plans 0.01 0.01 0.04
Associated tax effects -- (0.01) 0.02
Dividends on unallocated ESOP shares -- -- --
Amortization of core deposit intangibles 0.02 0.02 0.07
Gain on debt exchange -- -- (0.01)
Loss on OTTI of securities 0.07 0.02 0.16
Total additional contributions to diluted GAAP earnings per share 0.10 0.04 0.28
Diluted cash earnings per share $0.51 $ 0.34 $ 1.41
The following table presents reconciliations of the Company’s GAAP and cash earnings for the three months ended December 31, 2008 and
2009 and the twelve months ended December 31, 2009:

Appendix

(dollars in billions)	At or for the Twelve Months Ended							
	12/31/99	w/ HAVN 12/31/00	w/ RCBK 12/31/01	w/ RSLN 12/31/03	w/ LICB 12/31/05	w/ ABNY 12/31/06	w/ PFSB, Doral-NYC, & SYNF 12/31/07	w/ AmTrust 12/31/09
Tangible Capital:								
Tangible stockholders' equity [a]	$0.1	$0.2	$0.3	$0.9	$1.3	$1.4	$1.6	$2.8
Tier 1 leverage ratio	8.63%	8.75%	5.95%	7.72%	8.34%	8.14%	8.32%	10.07%
Above-Average Asset Quality:								
NCOs / Average Loans	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%
NPAs / Total Assets	0.17%	0.19%	0.19%	0.15%	0.11%	0.08%	0.07%	1.41%[b]
Infusion of Deposits:								
Core deposits	$0.4	$1.4	$3.0	$ 6.0	$ 6.9	$ 6.7	$ 6.3	$13.3
Total deposits	$1.1	$3.3	$5.5	$10.4	$12.2	$12.7	$13.2	$22.3

New York Community Bancorp, Inc. Page 46
(a)
(b)
Our financial performance reflects the merits of our
growth-through-acquisition strategy.
Please see pages 41 and 42 for reconciliations of our GAAP and non-GAAP capital.
Loans acquired in the AmTrust transaction are covered by a loss sharing agreement with the FDIC.  The increase in this ratio is unrelated to the AmTrust transaction.

(dollars in billions)	At or for the Twelve Months Ended 12/31/99	w/ HAVN 12/31/00	w/ RCBK 12/31/01	w/ RSLN 12/31/03	w/ LICB 12/31/05	w/ ABNY 12/31/06	w/ PFSB, Doral-NYC, & SYNF 12/31/07	w/ AmTrust 12/31/09
Balance Sheet Repositioning:								
Multi-family Loans	$1.3	$1.9	$3.3	$ 7.4	$12.9	$14.5	$14.1	$16.7
Total Loans	$1.6	$3.6	$5.4	$10.5	$17.0	$19.7	$20.4	$28.4
Total Securities	$0.2	$0.5	$2.6	$ 9.5	$ 5.6	$ 4.9	$ 5.7	$ 5.7
Total Assets	$1.9	$4.7	$9.2	$23.4	$26.3	$28.5	$30.6	$42.2
Superior Operating Efficiency:								
Operating Efficiency Ratio [a]	31.16%	30.20%	30.50%	23.59%	28.86%	37.59%	41.18%	36.16%
Franchise Expansion:								
Number of Branches	14	86	120	139	152	166	217	276
Total Return on Investment: [b][c]	717%	1,055%	1,557%	3,793%	2,390%	2,479%	2,885%	2,754%

New York Community Bancorp, Inc. Page 47
(a) Please see pages 39 and 40 for reconciliations of our GAAP and operating efficiency ratios.
(b) From 11/23/93 to the date indicated
(c) Bloomberg
Our financial performance reflects the merits of our
growth-through-acquisition strategy (cont’d).

$1,768
$11,494
$9,054
$1,128
$6,451
$6,797
$1,348
$4,975
$6,913
$1,195
$5,554
$5,945
$906
$6,015
$5,247
$787
$5,918
$3,752
$720
$5,247
$4,362
$40
$388
$658
12/31/99
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09

New York Community Bancorp, Inc. Page 48
Total deposits: 35.3% CAGR
Core deposits: 41.0% CAGR
Demand deposits: 46.1% CAGR
(in millions)
CDs
NOW, MMAs, and Savings
Demand deposits
Deposits
Total Deposits: $10,457 $12,168 $12,694 $13,236 $14,376
Our deposit growth has been largely acquisition-
driven.
$22,316 $1,086 $10,329

$5,016
$6,641
$16,736
$6,466
$15,726
$6,308
$14,055
$5,124
$14,529
$4,175
$12,854
$3,557
$9,839
$3,054
$7,368
$263
$1,348
12/31/99
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09

New York Community Bancorp, Inc. Page 49
(in millions)
Non-covered Loans
Multi-family Loans Outstanding
All Other Loans Outstanding
Covered Loans
Loans Outstanding
Multi-family loans: 28.6% CAGR
Total loans: 33.2% CAGR
$1,611 $17,029 $19,653
Total Loans:
$677 $6,332 $4,971 Total Originations:
$28,393
$4,280
$20,363
$4,853
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.
$22,192
$5,881
$13,396
$6,041
$10,500
$4,330